UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN INDEPENDENCE CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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AMERICAN INDEPENDENCE CORP.

___________________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 19, 2009

___________________________________________________________

Dear Stockholders:

We cordially invite you to attend the 2009 annual meeting of the stockholders of American Independence Corp. (“AMIC”).   The meeting will take place at the Hyatt Regency Greenwich, located at 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on Friday, June 19, 2009 at 10:00 a.m. local time.

Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail.  We have also made available a copy of our 2008 Annual Report with this proxy statement.  We encourage you to read our Annual Report.  It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is to:

1.	elect six directors, each for a term of one year;

2.	ratify the appointment of KPMG LLP as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.	approve the 2009 stock incentive plan; and

4.	transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on April 20, 2009 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,
Adam C. Vandervoort
Secretary
April 30, 2009

HOW TO VOTE:  Your vote is important.  Whether or not you plan to attend the meeting, we hope you will vote as soon as possible.  You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card or voting on the Internet.   Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.

2009 PROXY STATEMENT

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AMERICAN INDEPENDENCE CORP.

485 Madison Avenue, New York, NY 10022

212-355-4141

www.americanindependencecorp.com

2009 PROXY STATEMENT

AMIC’s Board of Directors (the “Board”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2009 Annual Meeting of Stockholders.  The meeting will take place at the Hyatt Regency Greenwich, located at 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on Friday, June 19, 2009 at 10:00 a.m. local time.  At the meeting, stockholders will vote on the election of six directors, the ratification of AMIC’s independent registered public accounting firm and the adoption of AMIC’s 2009 stock incentive plan (the “2009 Stock Incentive Plan” or “SIP”).  Stockholders also will consider any other matter that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Adam C. Vandervoort, AMIC’s Vice President, General Counsel and Secretary, and Ms. Teresa A. Herbert, AMIC’s Chief Financial Officer and Senior Vice President, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

AMIC’s 2008 Annual Report, which includes AMIC’s audited financial statements, is being made available to AMIC’s stockholders concurrent herewith.  Although the Annual Report is being made available concurrent with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first making this proxy statement and accompanying materials available to stockholders on or about April 30, 2009.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the stockholders will be asked to:

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elect six directors, each for a term of one year;

•

ratify the appointment of KPMG LLP (“KPMG”) as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

•

approve the 2009 Stock Incentive Plan.

Stockholders also will transact any other business that may properly come before the meeting.  Members of AMIC’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is April 20, 2009.  Only stockholders of record at the close of business on that date are entitled to vote at the meeting.  The only class of stock entitled to be voted at the meeting is AMIC common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the meeting.  At the close of business on the record date, there were 8,503,989 shares of AMIC common stock outstanding.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may now furnish proxy materials, including this proxy statement and our 2008 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.  If you received a Notice by mail, you will not receive a printed copy of the proxy materials.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy on the Internet.  If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.  If you vote by Internet or telephone, please do not mail your proxy card.

How do I vote by proxy?

You may vote by proxy using the Internet or telephone by following the instructions on your Notice. If you requested a printed set of materials, you may also vote by mail by signing, dating and returning the proxy card.

Please note that there are separate telephone and Internet arrangements depending on whether you are a registered stockholder (that is, if you hold your stock in your own name) or you hold your shares in “street name” (that is, in the name of a brokerage firm or bank that holds your securities account). In either case, you must follow the procedures described on your Notice.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions.  As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank, brokerage firm or other nominee, it will nevertheless be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

As the beneficial owner of shares, you are invited to attend the annual meeting.  If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How can I vote my shares in person at the meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the meeting.  Shares held beneficially in street name may be voted by you in person at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.  If you are a stockholder of record, you may vote by proxy.  You can vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card.  If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Can I change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting.  If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to AMIC’s Corporate Secretary at American Independence Corp., 485 Madison Avenue, 14th Floor, New York, New York 10022 prior to your shares being voted, or (3) attending the meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting.  If your shares are held in street name, you must bring the indicated portion of your voting instruction card.  Alternatively, you may bring other proof of ownership, such as your most recent brokerage account statement, which clearly shows your ownership of AMIC common stock as of the record date.  In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport, and a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares in person at the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to AMIC unless:

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required by law;

•

you expressly request disclosure on your proxy; or

•

there is a proxy contest.

Who will count the votes?

Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes.  A representative of Broadridge Financial Solutions will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

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FOR the election of the six nominees to the Board of Directors;

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FOR the ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

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FOR the approval of the 2009 Stock Incentive Plan.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

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FOR the election of the six nominees to the Board of Directors;

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FOR the ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

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FOR the approval of the 2009 Stock Incentive Plan.

Will any other business be conducted at the meeting?

SEC regulations require stockholders to give advance notice of any proposal intended to be presented at the meeting.  The deadline for this notice has passed and we have not received any such notices.  If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the six nominees as directors. This means that the six nominees will be elected if they receive more affirmative votes than any other person.  If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009?

The ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to approve the adoption of the 2009 Stock Incentive Plan?

Adoption of the 2009 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes.  Your broker will be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal 2), without your voting instructions on these items.

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of AMIC’s common stock beneficially owned by each director or nominee, the principal executive officer, the principal financial officer, and all directors, nominees and executive officers as a group, as of March 31, 2009.  Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

Name	Number of Shares	Number of Option Shares (1)	Percent of Class (2)
Edward A. Bennett	5,000	75,002	*
Teresa A. Herbert	3,100	36,668	*
Edward Netter	--- (3)	----	---
Myron M. Picoult	1,000	14,445	*
Ronald I. Simon	60,000	31,390	1.07%
Roy T.K. Thung	0	33,334	*
Martin E. Winter	7,500	14,445	*
All directors and executive officers, as a group	96,600(4)	254,243(5)	4.13%

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(1)

Reflects the number of shares that could be acquired on March 31, 2009 or within sixty days thereafter through the exercise of stock options.  The shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)

Based on 8,503,989 shares outstanding on March 31, 2009.

(3)

A group consisting of Geneve Holdings, Inc. (“GHI”) and certain of its affiliates are the beneficial owners of 8,155,611 shares of common stock of Independence Holding Company, which represents 53.05% of Independence Holding Company common stock as of March 31, 2009. Mr. Netter, Chairman and a Director of Independence Holding Company, is an executive officer and a Director of GHI. Mr. Netter and members of his family control GHI by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of AMIC’s common stock owned by Independence Holding Company.

(4)

Includes 20,000 shares owned by two executive officers not named in the table above.

(5)

Includes 48,960 shares issuable pursuant to options granted to three executive officers not named in the table above, all of which options are exercisable within 60 days after March 31, 2009.

*

Represents less than 1% of the outstanding Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of AMIC and persons who own more than ten percent of AMIC’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of AMIC’s common stock.  Such directors, officers and greater-than-ten-percent stockholders are required to furnish AMIC with copies of the Section 16(a) reports they file.  The Securities and Exchange Commission has established specific due dates for these reports, and AMIC is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to AMIC and written representations from certain reporting persons that no additional reports were required, AMIC believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2008.

Significant Stockholders

The following table lists certain persons known by AMIC to own beneficially more than five percent of AMIC’s outstanding shares of common stock as of March 31, 2009.

	Common Stock	Percentage of Outstanding Shares Beneficially Owned
Independence Holding Company(1)	4,227,296	49.71%

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(1) Based on filings with the Securities and Exchange Commission supplemented by information provided to AMIC in response to a questionnaire.  Includes 2,926,810 shares of Common Stock that may be deemed to be beneficially owned by Madison Investors Corp. (“MIC”), and 196,053 shares owned by Madison National Life Insurance Company, Inc. (“MNL”), both wholly owned subsidiaries of Independence Holding Company (“IHC”).  The business address of IHC and MIC is 96 Cummings Point Road, Stamford, CT 06902.  The business address of MNL is 1241 John Q. Hammons Drive, Madison, WI 53717.

________________

To the best knowledge of AMIC, IHC has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of AMIC common stock.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of AMIC’s business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, the Board has adopted:

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a Code of Business Ethics that applies to AMIC’s President and Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller and other Company employees performing similar functions (the “Code of Ethics”);

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a Corporate Code of Conduct that applies to all employees, officers and directors of AMIC and its subsidiaries and affiliates (the “Code of Conduct”); and

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written charters for its audit and compensation committees (the “Charters”).

The Code of Ethics, Code of Conduct, and the Charters can be found on AMIC’s website at www.americanindependencecorp.com, and are also available in print to any stockholder who requests them.  The information on AMIC’s website, however, is not incorporated by reference in, and does not form part of, this proxy statement.  The Board does not anticipate modifying the Code of Ethics or the Code of Conduct, or granting any waivers to either, but were any such waiver or modification to occur, it would promptly be disclosed on AMIC’s website.

Director Independence

As a company listed on the NASDAQ Global Market, AMIC adopts and uses as its definition of independence the standards for independence set forth in the rules applicable to companies listed on the NASDAQ Global Market (the “NASDAQ Rules”).  The Board has determined that four directors (Messrs. Bennett, Picoult, Simon and Winter, collectively “Independent Members”) meet such definition of independence.  The remaining directors, Messrs. Netter and Thung, were nominated by IHC pursuant to that certain Stock Agreement, dated as of July 30, 2002, among AMIC, IHC and a subsidiary of IHC pursuant to which, IHC is entitled to nominate at least two directors. Messrs. Netter and Thung are not independent. Since a majority of the Board is comprised of Independent Members, AMIC meets the independence standards in the NASDAQ Rules.  For each independent director, after reasonable investigations and in reliance on representations made by such independent director to AMIC, AMIC believes there is no transaction, relationship, or arrangement not disclosed under the caption “Transaction with Related Persons”.

Audit Committee Financial Expert

The Board has determined that at least two member of the Board’s Audit Committee (the “Audit Committee”), Messrs. Winter and Simon, qualify as “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Executive Sessions of Independent Members

Independent Members meet at least twice annually at regularly scheduled executive sessions, in connection with regularly scheduled Board meetings.  At least once a year, such meetings include only the independent members of the Board.  Mr. Winter presides over meetings of the non-employee and independent directors.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to:  AMIC Board of Directors, c/o Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.  Please specify to whom your letter should be directed.  The Corporate Secretary of AMIC will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board.  Board members may, at any time, review a log of all correspondence received by AMIC that is addressed to Board members and request copies of any such correspondence.

Interested parties who wish to communicate with non-management AMIC directors, or with the presiding director of the Board’s executive sessions, may do so by writing to AMIC Board of Directors, c/o Corporate Secretary, Attn: Non-management Directors (or the Presiding Director for executive sessions, as applicable), 485 Madison Avenue, 14th Floor, New York, New York 10022.    All such mail received will first be opened and screened for security purposes.

Nomination of Director Candidates

The NASDAQ Rules allow that, in lieu of an independent nominating committee, director nominees may be selected by a majority of a company’s independent directors. Given the relatively small size of the Board and the Stock Agreement’s requirements, AMIC believes that it is not necessary or appropriate to form a separate nominating committee and has elected instead to have the Independent Members fulfill these duties.

In selecting candidates for nomination to serve on the Board, the Independent Members begin by determining whether the incumbent directors desire and are qualified to continue their service on the Board. The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving AMIC the benefit of the familiarity and insight into AMIC’s affairs that its directors have accumulated during their tenure, while contributing to the Board’ ability to work as a collective body. Accordingly, it is the policy of the Independent Members, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy AMIC’s criteria for membership on the Board, who the Independent Members believe will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board positions for which the Independent Members will not be re-nominating a qualified incumbent, the Independent Members will solicit recommendations for nominees from persons whom the Independent Members believe are likely to be familiar with qualified candidates, including members of the Board and senior management. The Independent Members will review and evaluate each candidate whom they believe merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by AMIC, the existing composition and mix of talent and expertise on the Board and other factors that they deem relevant. In conducting their review and evaluation, the Independent Members may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates.

By resolution adopted by the Board, AMIC requires that all candidates for director be persons of integrity and sound ethical character, be able to represent all stockholders fairly, have no interests that materially conflict with those of AMIC and its stockholders, have demonstrated professional achievement, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing AMIC, and have adequate time to devote to service on the Board. Additionally, AMIC requires that (subject to vacancies) a majority of directors be independent as defined under the NASDAQ Rules, that at least three of the directors have the financial literacy necessary for service on the audit committee and at least one of these directors qualify as an “audit committee financial expert,” as defined by applicable SEC rules.

The Independent Members will consider recommendations for director nominations submitted by stockholders entitled to vote in the election of directors. However, the Independent Members will only consider candidates who satisfy the minimum qualifications for director outlined above. In considering a stockholder recommendation, the Independent Members will take into account, among other factors, the size and duration of the recommending stockholder’s ownership interest in AMIC and whether the stockholder intends to continue holding that interest through the annual meeting date. Stockholders should be aware, as discussed above, that it is the general policy of AMIC to re-nominate qualified incumbent directors; and that, absent special circumstances, the Independent Members will not consider other candidates when a qualified incumbent consents to stand for reelection. See “Stockholder Proposals” for procedures to forward stockholder nominations to the Independent Members.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During 2008, the Board and its committees held eight meetings.  Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.

Committees

The Board has an Audit Committee and a Compensation Committee (the “Compensation Committee”). The Audit Committee and the Compensation Committee both consist entirely of non-employee directors who satisfy the independence requirements in the NASDAQ Rules and applicable SEC rules and regulations. AMIC does not have a standing nominating committee, as explained above.  Committee memberships are as follows:

Audit Committee

Compensation Committee

Mr. Martin E. Winter (Chairman)

Mr. Ronald I. Simon (Chairman)

Mr. Edward A. Bennett

Mr. Myron M. Picoult

Mr. Myron M. Picoult

Mr. Martin E. Winter

Mr. Ronald I. Simon

Audit Committee.  The principal functions of the Audit Committee are: (i) to select an independent registered public accounting firm; (ii) to review and approve management’s plan for engaging AMIC’s independent registered public accounting firm during the year to perform non-audit services, and consider what effect these services will have on the independence of AMIC’s independent registered public accounting firm; (iii) to review AMIC’s annual financial statements and other financial reports that require approval by the Board; (iv) to oversee the integrity of AMIC’s financial statements, AMIC’s systems of disclosure controls and internal controls over financial reporting and AMIC’s compliance with legal and regulatory requirements; (v) to review the scope of AMIC’s independent registered public accounting firm’s audit plans and the results of their audit; and (vi) to evaluate the performance of AMIC’s internal audit function and independent registered public accounting firm.

The Audit Committee met five times during 2008, principally in connection with its oversight of management’s assessment of internal controls as required under Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee and the Board have determined that each member of the Audit Committee is financially literate and Messrs. Winter and Simon qualify as “audit committee financial experts,” as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Compensation Committee.  The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, is responsible for determining the compensation of AMIC’s executive officers, administers AMIC’s 1998 Stock Incentive Plan (“1998 Stock Incentive Plan”) and will administer the 2009 Stock Incentive Plan.  During 2008, no compensation was paid by AMIC to the Chief Executive Officer or other executive officers.  The Compensation Committee acted by unanimous written consent in 2008 and did not meet in person.

The Compensation Committee exercises sole authority to determine and approve the Chief Executive Officer’s compensation level.  Management’s recommendations as to the form and level of compensation of AMIC’s other executive officers are subject to the approval of the Compensation Committee of the Board. The Committee has not retained a compensation consultant.

Attendance at Annual Meeting of Stockholders

Each AMIC director is expected to be present at the Annual Meeting of Stockholders.  Generally, if an AMIC

director is unable to attend an annual meeting, AMIC endeavors to arrange for the director’s participation by teleconference.  At last year’s annual meeting, every AMIC director attended in person.

EXECUTIVE OFFICERS

Except for Mr. Thung, who serves as (and is nominated to continue as) a director of AMIC, set forth below is information about each executive officer of AMIC, including such officer’s name, age, all positions and offices held with AMIC and its subsidiaries and principal occupations and business experience during the past five years.  AMIC’s officers are elected by the Board, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

Mr. Bernon R. Erickson, Jr., 48

Chief Health Actuary and Senior Vice President

Since June 2007, Chief Health Actuary and Senior Vice President; since April 2007, Chief Health Actuary and Senior Vice President of IHC; since April 2007, Chief Executive Officer and President of Actuarial Management Corporation, a wholly owned subsidiary of IHC; for more than five years prior to April 2007, President and founder of Actuarial Management Corporation.

Ms. Teresa A. Herbert, age 47

Chief Financial Officer and Senior Vice President

Since November 2002, Chief Financial Officer and Senior Vice President; since March 2005, Chief Financial Officer and Senior Vice President of IHC; since March 2001, Vice President of Geneve Corporation.

Mr. David T. Kettig, age 50

Chief Operating Officer and Senior Vice President

Since April 2009, Chief Operating Officer and Senior Vice President; from June 2007 to April 2009, Co-Chief Operating Officer and Senior Vice President; from November 2002 to June 2007, Chief Operating Officer and Senior Vice President; since December 1, 2006, President and a director of Independence American Insurance Company (“Independence American”), a wholly owned subsidiary of AMIC; since April 2009, Chief Operating Officer and Senior Vice President of IHC; from January 2006 to April 2009, Co-Chief Operating Officer and Senior Vice President of IHC.

Mr. Jeffrey C. Smedsrud, 50

Chief Marketing and Strategy Officer and Senior Vice President

Since June 2007, Chief Marketing and Strategy Officer and Senior Vice President; since April 2008, Chief Executive Officer  of Independent Producers of America, LLC, a subsidiary of AMIC; since March 2006, Chief Marketing and Strategy Officer and Senior Vice President of IHC; since March 2006, Chief Executive Officer and President of IHC Health Solutions, Inc., a wholly owned subsidiary of IHC; for more than five years prior thereto, president and founder of CA Marketing and Management Services, LLC, the corporate predecessor to IHC Health Solutions, Inc.; prior thereto, managing partner of CORE Marketing.

Mr. Henry B. Spencer, age 69

Vice President — Investments

Since March 2005, Vice President — Investments; since March 2005, Vice President – Investments of IHC; for more than five years prior thereto, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co, merchant bankers in the insurance industry, located in New York, New York; for eleven years prior thereto, Senior Vice President — Investments for Guardian Life Insurance Company, located in New York, New York.

Mr. Adam C. Vandervoort, age 34

Vice President, General Counsel and Secretary

Since September 2006, Vice President, General Counsel and Secretary; since September 2006, Vice President, General Counsel and Secretary of IHC; for more than five years prior to September 2006, attorney in private practice.  Mr. Vandervoort is licensed to practice law in the states of California, Connecticut and New York.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

Messrs. Simon, Picoult and Winter served on the Compensation Committee of the Board during fiscal year 2008.

Transactions with Related Persons

With IHC

IHC and its wholly owned subsidiaries are the beneficial owner of 49.71% of AMIC’s common stock.

Independence American has reinsurance treaties with insurance company subsidiaries of IHC pursuant to which these subsidiaries cede premiums to Independence American. For the year ended December 31, 2008, Independence American assumed premiums of $57,031,000 under these treaties.

Four of AMIC’s subsidiaries earn fees relating to premiums they write on behalf of IHC’s insurance company subsidiaries. These fees amounted to $6,128,000 for 2008.

AMIC and IHC and certain of their respective subsidiaries entered into service agreements pursuant to which one party may charge the other on an hourly or cost basis for services provided by employees of one party to the other. AMIC paid IHC $805,000 during 2008 and $235,000 during the first quarter of 2009 under these agreements.  See Note 12 of the Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Review, Approval, or Ratification of Transactions with Related Persons

Under the NASDAQ Rules Section 4350 (h), AMIC is required to conduct an appropriate review on an ongoing basis of all transactions disclosable pursuant to Regulation S-K Item 404 under this caption Transactions with Related Persons for potential conflict of interest situations, and all such transactions must be approved by the Audit Committee or another independent body of the Board of AMIC.

AMIC’s governance documents specifically prohibit various conflict of interest situations and impose disclosure requirements in connection with any potential conflicts of interest.

       The Audit Committee, with the assistance of AMIC’s Vice President and General Counsel, has reviewed and approved each of the related-party transactions set forth above.  AMIC is not aware of any transaction reportable under paragraph (a) of Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in respect of 2008, that was not so reviewed and approved.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of six members.  All of AMIC’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders.  The Board proposes that each of the six current directors be reelected to the Board.  Each of the directors elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2010 and until his successor is duly elected and qualified.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the six nominees as directors.  This means that the six nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SIX NOMINEES.

The following table sets forth, with respect to each nominee, his name, age, principal occupation, employment during at least the past five years, the year he was first elected an AMIC director and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships
EDWARD A. BENNETT, 1998	62

Non-Executive Chairman of the Board since June 2001; from 2000 to 2001, a Partner of (212) Ventures, a venture capital firm dedicated to investing in infrastructure and wireless internet services and technologies; from 1997 until 2002, President and Chief Executive Officer of Bennett Media Collaborative, a new media, internet and technology consulting company;  President and Chief Executive Officer of Prodigy Ventures, an internet/ technology investment firm, from June 1996 to June 1997, and President and Chief Executive Officer of Prodigy Services Corporation, an internet services company, from April 1995 to June 1996; prior to that,  President and Chief Executive Officer at VH-1 Networks from 1989 to 1994, and Executive Vice President and Chief Operating Officer at Viacom Cable from 1979 to 1989.

EDWARD NETTER, 2002	76

Chairman of the Board and a Director of IHC since December 1990; Chief Executive Officer of IHC from December 1990 until January 2000; Chairman of the Board since February 1978 and a Director since 1977 of Geneve Corporation (“Geneve”); since January 1998, a Director of The Aristotle Corporation (“Aristotle”), a publicly held company with its principal executive offices in Stamford, Connecticut, which is a leading manufacturer and global distributor of educational, health and agricultural products.

MYRON M. PICOULT, 2002	67

Since April 2004, a self-employed independent insurance consultant; from July 2002 through April 2004, an advisor working exclusively for Lazard Freres & Company, an investment bank located in New York, New York, with regard to all facets of the insurance industry; from July 1996 through July 2002, a Senior Advisor at Dresdner Klienwort Wasserstein, an investment bank located in New York, New York; from August 1995 to July 1996, a Managing Director and Senior Insurance Analyst for First Manhattan Company, an investment firm located in New York, New York; from June 1979 to June 1995, a Managing Director and Senior Insurance Analyst for Oppenheimer & Company, Inc., an investment bank located in New York, New York; from February 1971 through May 1979, a Limited Partner and Senior Insurance Analyst for Bear, Stearns and Company, an investment bank located in New York, New York.

RONALD I. SIMON, 1995	70

Chairman of the Board from August 1997 until April 1999, Vice Chairman of the Board from April 1999 to February 2001, Acting Chairman of the Board, Chief Executive Officer and Chief Financial Officer from February 2001 through May 2001, Chairman of the Compensation Committee since January 2003, and a member of the Audit Committee since January 2005; from May 1997 through April 2000, Executive Vice President and Chief Financial Officer of Western Water Company, and a Director of the company from September 1999 to September 2001; a Director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, from May 1999 through July 2002, when the company was acquired by Schering, AG; from January 2006 through January 2009,  a Director of Cardium Therapeutics, a company formed to acquire and further develop the procedures originally developed by Collateral Therapeutics; from August 2001 through June 2002, Chief Financial Officer of Wingcast, Inc., a joint venture of Ford Motor Company and Qualcomm, Inc.; from April 2003 through April 2005, Director of BDI Investment Corp., a closely held regulated investment company; from March 2003 through February 2006, a Director of WFS Financial, Inc., one of the nation’s largest independent automobile finance companies.

ROY T.K. THUNG, 2002	65

Since November 2002, Chief Executive Officer and President; Chief Executive Officer, President and a Director of IHC since January 2000; from July 1999 to December 1999, President, Chief Operating Officer and a Director of IHC; from November 1993 to July 1999, Executive Vice President, Chief Financial Officer, Treasurer and a Director of IHC; from October 1993 to July 1999, Executive Vice President and Chief Financial Officer of Geneve; since July 1999, Executive Vice President of Geneve; since June 2002, a Director of Aristotle.

MARTIN E. WINTER, 2002	55

Chairman of the Audit Committee since December 2002; since September 2003, a Managing Director of Alvarez & Marsal, a global diversified professional services firm, which assists companies to solve problems and unlock value; from 2002 to 2005, Chief Executive Officer of Independent Board Advisory Services, located in New York, New York, which provides clearly defined solutions and objective financial analysis to audit committees and boards of directors of publicly held companies, and was affiliated with Alvarez & Marsal; from 1988 to September 2002, a principal (since 1994), Senior Vice President and Director, and Chief Financial Officer and other positions at various times, with MD Sass Investors Services, Inc. and affiliated companies, a privately held investment management firm; for more than five years prior to 2000, Secretary and Treasurer of Corporate Renaissance Group, Inc., a publicly traded business development company.

DIRECTORS’ COMPENSATION

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity.   The Compensation Committee has the primary responsibility for reviewing and considering any revisions to director compensation.  Messrs. Netter and Thung have waived all compensation for their service as directors,  including the option grants outlined below.

During 2009, each non-employee (outside) director will be paid:

•

an annual retainer of $25,500;

•

$1,000 per meeting date for each date on which such director attends one or more meetings of the Board or its committees; and

•

$2,500 for service as chairman of the Board or one of its committees.

Equity Award

Pursuant to the Automatic Option Grant Program under the 1998 Stock Incentive Plan, each individual elected or appointed as a non-employee board member was, and pursuant to the Automatic Option Grant Program under the 2009 Stock Incentive Plan, each individual elected or appointed as a non-employee board member will be, automatically granted, on the date of such initial election or appointment, a non-statutory option to purchase 6,667 shares of AMIC’s common stock, provided that the individual has not previously been in the employ of AMIC (or any parent or subsidiary of AMIC). In addition, each such individual will automatically be granted one or more additional non-statutory options for 6,667 shares of common stock, with the first such additional 6,667-share option grant to be made at the annual stockholders meeting which is held in the third calendar year after the calendar year in which he received the initial 6,667-share grant, and each such additional 6,667-share grant to be made at every third annual stockholders meeting held thereafter for so long as such individual continues to serve as a non-employee board member. Each such option will have an exercise price per share equal to 100% of the fair market value per share of AMIC’s common stock on the option grant date and a maximum term of ten years measured from the grant date. Each such option will be immediately exercisable for all applicable option shares, and the shares subject to each automatic option grant will vest in six successive equal semi-annual installments upon the optionee’s completion of each six months of board service over the thirty-six month period measured from the option grant date.

Director Summary Compensation

The following table summarizes compensation paid to the Independent Members during 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Mr. Edward A. Bennett (Chairman)	$35,000	$10,000	$45,000
Mr. Myron M. Picoult	$33,500	$6,500	$40,000
Mr. Ronald I. Simon	$35,000	$10,000	$45,000
Mr. Martin E. Winter	$36,000	$6,500	$42,500

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

During fiscal year 2008, no compensation was paid by AMIC to any of its executive officers, and all amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement — see “Certain Relationships and Related Transactions.”

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mr. Roy T.K. Thung	33,334	0	$7.80	11/25/2012
Ms. Teresa A. Herbert	13,334	0	$7.80	11/25/2012
	5,000	0	$7.50	1/28/2013
	8,334	0	$14.01	1/22/2014
	9,375	625 (1)	$14.10	3/08/2015

(1)

Such unvested portion vests at a schedule of 208 shares per month subsequent to December 31, 2008.

Compensation Committee Report

The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible for determining the compensation of AMIC’s executive officers.  The Compensation Committee has sole authority to determine the compensation for AMIC’s Chief Executive Officer.  The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including AMIC’s Chief Executive Officer and AMIC’s Chief Financial Officer.  Based on this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in AMIC’s 2008 Annual Report on Form 10-K and in this proxy statement.

Potential Payments to Named Executive Officers

Under the terms of AMIC’s stock incentive plans, the Compensation Committee is obligated to make appropriate provision for the holders of awards thereunder in the event of a change in control of AMIC or similar event.  The specifics of such an occurrence cannot be anticipated, and thus the prospective effect upon AMIC cannot reliably be quantified.

Equity Compensation Plans

The following table sets forth certain information as of December 31, 2008 with respect to compensation plans under which shares of AMIC common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	419,817	14.37	6,550,556

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of directors who meet the standards for independence set forth in the NASDAQ Rules. The Audit Committee operates under a written charter adopted, and reviewed annually, by the Board. The Charter was last revised in April 2003, and was reviewed by the Board without change in March 2009.  The Audit Committee performed a self-evaluation and review of the performance of the Committee and its members, including a review of the Committee’s compliance with the Charter.

Management of AMIC has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal accounting and financial controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. KPMG is responsible for auditing AMIC’s financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent investigation or verification, on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in AMIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 prior to filing such report with SEC, as well as KPMG’s Reports of Independent Registered Public Accounting Firm (also included in AMIC’s Annual Report on Form 10-K) and KPMG’s reports related to the audit of AMIC’s consolidated financial statements. The Audit Committee continues to oversee AMIC’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2009.

The Audit Committee met with management periodically during the year to consider the adequacy of AMIC’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with appropriate Company financial and internal audit personnel and with KPMG. The Audit Committee also discussed with AMIC’s senior management the process used for certifications by AMIC’s chief executive officer and chief financial officer which are required for certain filings with SEC.

The Audit Committee appointed KPMG as AMIC’s independent registered public accounting firm for AMIC after reviewing the firm’s performance and independence from management.

The Audit Committee reviewed with management and KPMG, AMIC’s audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with KPMG its independence from AMIC and its management.  The Audit Committee received from KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This letter relates to that firm’s independence from AMIC. The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG, and discussed with KPMG its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that AMIC’s audited financial statements be included in AMIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Audit Committee Members

Mr. Martin E. Winter, Chairman

Mr. Edward A. Bennett

Mr. Myron M. Picoult

Mr. Ronald I. Simon

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KPMG provided to AMIC during 2008 and 2007:

	2008	2007
Audit fees	$350,000	$425,000
Total	$350,000	$425,000

•

Audit Fees.  Represents fees for professional services provided for the audit of AMIC’s annual financial statements and the review of AMIC’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

  Before AMIC’s independent registered public accounting firm is engaged by AMIC or any of its subsidiaries to render any audit or non-audit services, such engagement is first approved by the Audit Committee of the Board.  The Audit Committee has determined that the provision of non-audit services by KPMG may be compatible with maintaining KPMG’s independence.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

KPMG audited AMIC’s annual financial statements for the fiscal year ended December 31, 2008.  The Audit Committee has appointed KPMG to be AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  The stockholders are asked to ratify this appointment at the annual meeting.  Representatives of KPMG will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Vote Required for Ratification

The Audit Committee is responsible for selecting AMIC’s independent registered public accounting firm.  Accordingly, stockholder approval is not required to appoint KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  The Board believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance.  If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3 – APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

Background

      Subject to stockholder approval, the Board has adopted the AMIC 2009 Stock Incentive Plan and is proposing that the SIP be approved by AMIC’s stockholders at the Annual Meeting to enable AMIC to design appropriate awards and incentives for the persons eligible to participate in the SIP. Other than automatic stock option grants to non-employee members of the Board, the exact amounts and nature of the proposed awards under the SIP have not yet been determined, although the SIP permits grants of stock options, stock appreciation rights (“SARs”), restricted stock or units, deferred share units, and performance awards (“Awards”). A copy of the SIP is set forth in full in Appendix A to this proxy statement, and the following description of the SIP is qualified in its entirety by reference to Appendix A.

      The Board believes that the SIP is an important factor in attracting, retaining and motivating employees, consultants, agents, and directors of AMIC and its corporate affiliates. The Board believes that AMIC needs the flexibility to make future awards in a form other than stock options.

      The SIP will reserve 6,550,556 shares of Common Stock for future awards to eligible employees, consultants, agents, and directors of AMIC and its corporate affiliates from shares that remained available for awards under the 1998 Stock Incentive Plan which expired on October 7, 2008. Stockholder approval of the SIP will enable AMIC to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code. Subject to certain exceptions, Section 162(m) generally limits corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of AMIC.

      If the SIP is approved by the stockholders, the Board intends to cause the shares of Common Stock that will become available for issuance under the SIP to be registered on applicable registration statements to be filed with the Securities and Exchange Commission (“SEC”), at AMIC’s expense.

Summary of 2009 Stock Incentive Plan

      The following summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the SIP. Capitalized terms used in this summary and not otherwise defined in this proxy statement will have the meanings ascribed to such terms in the SIP.

     Purpose. The purpose of the SIP is to attract, retain and motivate select employees, officers, directors, consultants, and agents of AMIC and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards to Eligible Persons for superior performance.

      Shares Subject to the SIP. The SIP provides that no more than 6,550,556 shares of Common Stock may be issued pursuant to Awards under the SIP. These shares shall be authorized but unissued shares, or shares that AMIC has reacquired or otherwise holds in treasury or in a trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the SIP for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable will again be available for subsequent Awards, except as prohibited by law.

      Administration. Either the Board of Directors or a committee appointed by the Board will administer the SIP. The Board of Directors and any committee exercising discretion under the SIP are referred to as the “Committee.” The Board of Directors may, at any time, appoint additional members to the Committee, remove and replace members of the Committee, with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or other officers) to make Awards to Eligible Persons who are not reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or other officers whom AMIC has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of AMIC or its affiliates.

      Subject to the terms of the SIP, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of Common Stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the SIP and its administration, to interpret and construe the SIP and the terms of all Award agreements, and to take all actions necessary or advisable to administer the SIP. Within the limits of the SIP, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

      The SIP provides that AMIC and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the SIP. The SIP releases these individuals from liability for good faith actions associated with the SIP’s administration.

      Options Grant Limitations. The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The SIP and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award. The SIP provides that for any calendar year not more than 200,000 shares of Common Stock may be issued to any Participant under the SIP pursuant to Awards in the form of stock options and SARs.

      Options. Options granted under the SIP provide Participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options

that are not intended to so qualify (“Non-ISOs”).   The SIP provides for the automatic grant every three years of Non-ISOs to non-employee Board members over their period of service on AMIC’s Board of Directors.  Each such automatic Award would grant non-employee directors Non-ISOs to purchase 6,667 shares of Common Stock, which would best in equal semi-annual installments over three years. The SIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date).

      Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of Common Stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of Shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

      Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the Award (110% of fair market value for ISOs granted to employees who, at the time of grant, own more than 10% of AMIC’s outstanding shares of Common Stock). As of the Record Date, the closing price of a share of Common Stock on the NASDAQ Global Market was $3.50 per share.

      Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of AMIC’s outstanding shares of Common Stock).

     Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the one-year period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.  All SARs are to be settled in shares of AMIC’s stock and shall be counted in full against the number of shares available for award under the SIP, regardless of the number of exercise gain shares issued upon settlement of the SARs.

      Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units. Under the SIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the SIP provides the Committee with discretion to determine the terms and conditions under which a Participant’s interest in such Awards becomes vested. The SIP provides for deferred share units in order to permit certain directors, consultants, agents, or select members of management to defer their receipt of compensation payable in cash or shares of Common Stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of Common Stock.

      Whenever shares of Common Stock are released pursuant to these Awards, the Participant will be entitled to receive additional shares of Common Stock equal to the sum of (i) any stock dividends that AMIC’s stockholders received between the date of the Award and issuance or release of the shares of Common Stock and (ii) a number of additional shares of Common Stock equal to the shares of Common Stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of Common Stock if the Participant had received such cash dividends between its grant date and its settlement date.

      Performance Awards. The SIP authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, AMIC or any affiliate. Performance Awards are payable in shares of Common Stock, cash or some combination of the two; subject to an individual Participant limit, respectively, of 60,000 shares of Common Stock and of a cash amount equal to $1,500,000 per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of AMIC.

      With respect to Performance Compensation Awards, the SIP requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

      Under the SIP, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; gross premium; profit margin; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by AMIC (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

      Income Tax Withholding. As a condition for the issuance of shares of Common Stock pursuant to Awards, the SIP requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares of Common Stock.

      Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

      Certain Corporate Transactions. The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the SIP but as to which no Awards have yet been granted or that have been returned to the SIP upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by AMIC. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the SIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the SIP.

      In addition, in the event or in anticipation of a Change in Control (as defined in the SIP), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of AMIC’s stockholders or any Participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards for any period (and may provide for termination of unexercised Options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of AMIC with respect to shares of Common Stock issued upon exercise of an Award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

      Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the SIP) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any shares of Common Stock subject to such assumed or substituted Award shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

      In the event of any distribution to AMIC’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of AMIC) without receipt of consideration by AMIC, the Committee may, in its discretion, equitably adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if AMIC dissolves or liquidates, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

      Term of SIP; Amendments and Termination. The term of the SIP is ten years from June 1, 2009. The Board may from time to time, amend, alter, suspend, discontinue or terminate the SIP; provided that no amendment, suspension or termination of the SIP shall materially and adversely affect Awards already granted unless (1) it relates to an adjustment pursuant to certain transactions that change AMIC’s capitalization, (2) it is otherwise mutually agreed between the Participant and the Committee, or (3) the Committee determines in good faith, before a Change in Control, that the modification is not materially adverse to the Participant. Furthermore, neither AMIC nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the SIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

      Expected Tax Consequences. The following is a brief summary of certain tax consequences of certain transactions under the SIP. This summary is not intended to be complete and does not describe state or local tax consequences.

      U.S. Federal Income Tax Consequences. Under the United States Internal Revenue Code, AMIC will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

      Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of Common Stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

      ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

      Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of Common Stock that the Participant receives.

      Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of Common Stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

      Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

      Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of AMIC might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and AMIC may be denied a tax deduction. Furthermore, AMIC may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

      Income Taxes and Deferred Compensation. The SIP provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that AMIC will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the SIP authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate

Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

      General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the SIP and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to AMIC’s officers, directors or greater than ten percent stockholders. Participants in the SIP should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

      New Plan Benefits. The Committee will grant Awards under the SIP at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the SIP, other than to note that the Committee has not granted Awards that are contingent upon the approval of the SIP.

Vote Required for Approval

The approval of the SIP requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

SEC regulations require stockholders to give advance notice of any proposal intended to be presented at the annual meeting.  The deadline for this notice has passed and AMIC has not received any such notice.  If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

AMIC will bear all costs of this proxy solicitation.  In addition to soliciting proxies by this mailing, AMIC expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation.  AMIC will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2010 Annual Meeting

Stockholder proposals intended to be presented at AMIC’s 2010 annual meeting must be received by AMIC no later than January 1, 2010 to be eligible for inclusion in AMIC’s proxy statement and form of proxy for next year’s meeting.  Proposals should be addressed to American Independence Corp., Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.

Any proposal concerning recommendation of a candidate for election as a director must be accompanied by the information concerning the stockholder or group of stockholders making the recommendation, the proposed nominee, any relationships between the recommending stockholder and the proposed nominee and the qualifications of the proposed nominee to serve as director, and, further, be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by AMIC if it, in its discretion, decides to do so.

By order of the Board of Directors,
Adam C. Vandervoort
Secretary

APPENDIX A

American Independence Corp.

2009 Stock Incentive Plan

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Plan Document

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1.

Establishment, Purpose, and Types of Awards.  American Independence Corp. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “American Independence Corp. 2009 Stock Incentive Plan” (hereinafter referred to as the “Plan”), for the following purposes: (a) to enhance the Company’s ability to attract highly qualified personnel; (b) to strengthen its retention capabilities; (c) to enhance the long-term performance and competitiveness of the Company; and (d) to align the interests of Participants with those of the Company’s stockholders.

(a)

Effective Date.  This Plan shall become effective on June 1, 2009; provided that the Plan and any Award made before stockholder approval of the Plan shall be contingent on its approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s stockholders (or by such other stockholder vote that the Committee determines to be sufficient for the issuance of Shares and Awards according to the Company’s governing documents and Applicable Law).

(b)

Awards.  The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Share Appreciation Rights (SARs)
Section 7	Restricted Shares, Restricted Share Units (RSUs), and Unrestricted Shares
Section 8	Deferred Share Units (DSUs)
Section 9	Performance and Cash-settled Awards

(a)

Appendices.  Incorporated by reference and thereby part of the Plan are the terms set forth in the following appendices:

Appendix I	Definitions
Appendix II	Special U.S. provisions regarding tax and securities compliance

(b)

Effect on Other Plans, Awards, and Arrangements.  This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.  Notwithstanding the foregoing, effective upon stockholder approval of this Plan, no further awards of any kind shall occur under the Company’s 1998 Stock Incentive Plan, and any shares that are currently reserved for future awards (not including issuances of shares upon conversion of outstanding awards) under such each such plan (as well as any Shares that in the future would have become available for awards under same) shall be added to the reserve of Shares that are authorized and available for issuance pursuant to this Plan.

2.

Defined Terms.  Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I, unless the context indicates a different meaning.

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3.

Shares Subject to the Plan.  (a) Generally, Subject to Section 13 below, a total of 6,550,556 Shares shall be available for issuance under the Plan.  The Shares deliverable pursuant to Awards shall be authorized, but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.  In addition, any Shares that for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to settlement of the Award in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement without the issuance of Shares) will again be available for future Awards.  Further, and to the extent permitted under Applicable Laws, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity.  For purposes of clarity, previously-issued Shares that have never been unrelated to any Awards (e.g., Shares already owned by the Participant) that are tendered or withheld in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes, and Shares that the Company or an Affiliate reacquires with cash tendered in payment of the exercise price of an Award, shall not be included in or added to the number of Shares available for issuance under the Plan.

4.

Eligibility.

(a)

General Rule.  Awards may only be made to Eligible Persons (as determined for each Award on its Grant Date).  Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award.  Unless specifically stated in an Award Agreement, the grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b)

Limits on Individual Awards.  During each calendar year of the Plan, no Participant may receive Options and SARs that relate to more than 200,000 Shares.  The Committee will adjust this limitation pursuant to Section 13 below..

(c)

Replacement Awards.  Subject to Applicable Laws (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition for granting an Award that an Eligible Person surrender for cancellation some or all Awards that have previously been granted under this Plan or otherwise.  An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.

(d)

Automatic Stock Option Program.  Notwithstanding anything to the contrary contained herein, the individuals who shall be eligible to participate in the Automatic  Option Grant  Program shall be limited to (i) those  individuals  who first become  non-employee  Board members after the effective date of the Plan, whether through appointment by the Board or election by the Company’s  stockholders, and (ii) those  individuals who continue to serve as non-employee  Board members at one  or  more  annual stockholders  meetings  held  after  the  2009 annual meeting of the Company’s stockholders. A non-employee Board member who has previously been in the employ of the Company (or any parent or subsidiary of the Company) shall not be eligible to receive an option grant under the Automatic  Option Grant Program at the time he or she first  becomes a  non-employee  Board  member,  but shall be  eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

5.

Stock Options.

(a)

Grants of Discretionary Options.  The Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, and that may include  vesting or other requirements for the right to exercise the Option; provided that –

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(i)

the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)

no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b)

Grants of Automatic Stock Options to Eligible Directors. Option grants shall be made as specified below:

(i)

Each individual serving as a non-employee Board member on the Plan Effective Date who was automatically granted an initial Non-ISO to purchase 6,667 Shares pursuant to the Company’s 1998 Stock Incentive Plan, shall, over his or her period of continued Board service, automatically be granted an additional Non-ISO to purchase 6,667 Shares pursuant to the Plan at every third annual stockholders meeting thereafter at which he or she continues to serve as a non-employee Board member.

(ii)

Each individual who is first elected or appointed as a non-employee Board member at any time on or after the effective date of the Plan shall automatically be granted, on the date of such initial election or appointment, a Non-ISO to purchase 6,667 Shares, provided that individual has not previously been in the employ of the Company or any Parent or  Subsidiary.  In addition, each such individual shall, over his or her period of continued Board service, automatically be granted one or more additional Non-ISOs to purchase 6,667 Shares, with the first such additional 6,667-Share grant to be made at the Annual Stockholders Meeting held in the third calendar year following the calendar year in which he or she received the initial  6,667-Share grant and each such additional 6,667-Share grants to be made at every third annual stockholders meeting held thereafter during  such individual's period of continued service as a non-employee Board member.

(iii)

There shall be no limit on the number of such additional 6,667-Share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Company (or any parent or subsidiary of the Company) shall be eligible to receive one or more such additional 6,667-Share option grants over their period of continued Board service.

(iv)

The exercise price per Share shall be equal to 100% of the Fair Market Value per share of the underlying Shares on the grant date of the option.

(v)

Each option shall have a term of ten (10) years from the option grant date.

(c)

Method of Exercise.  Subject to Section 14 below, Options may be exercised by the Participant (or his guardian or personal representative) giving notice to the Company pursuant to procedures established by the Company for the exercise of Options.  Such notice shall state the number of Shares the Participant has elected to purchase under the Option and the method by which the exercise price and any applicable Withholding Taxes will be paid.  The exercise price and Withholding Taxes may be paid in cash or by check payable to the Company (in U.S. dollars), or to the extent that the terms of an Award Agreement expressly permit –

(i)

by delivery or attestation of Shares (valued at their Fair Market Value) that are either subject to the Option being exercised or that the Participant has owned for at least six months (or such other period as the Committee shall specify in the Award Agreement or thereafter in writing) in satisfaction of all or any part of the exercise price or Withholding Taxes;

(ii)

delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price or Withholding Taxes from the sale

3

or proceeds of a loan from the broker with respect to the sale of Shares or a broker loan secured by Shares; or

(iii)

a combination of (i) and (ii).

(d)

Exercise of an Unvested Option.  The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

(e)

Termination of Continuous Service.

(i)

Discretionary Options.   The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable following termination of a Participant’s Continuous Service.  Except to the extent an Award Agreement specifically provides otherwise, an Option shall be exercisable, only to the extent the Participant was entitled to exercise such Option at the date of terminating Continuous Service, only until the “Option Termination Date” determined pursuant to the following table:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Disability of the Participant.	Within one year after termination of the Participant’s Continuous Service.
(III) Retirement of the Participant after age 60 with 5 years or more of Continuous Service.	Within one year after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.
(V) Other than due to Cause or the Participant’s Disability, Retirement, or Death.	Within 90 days after termination of the Participant’s Continuous Service.

Notwithstanding the foregoing, in no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or above (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards

(ii)

Automatic Options to Directors.  The following  provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(a) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant  to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-

4

month period following the date of such cessation of Board service in which to exercise each such option.

(b) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the  number of vested  shares of Common  Stock for which the option is exercisable  at  the  time  of  the  Optionee's cessation of Board service.

(c) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion  of those shares as fully-vested shares of Common Stock.

(d) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.  However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(f)

Buyout.  If a Participant so elects, the Committee may cancel an Option in exchange for a payment to the Participant in cash, cash equivalents, new Awards, or Shares, at such time and on such terms and conditions as the Committee shall have established and communicated to the Participant; provided, however, that, except in connection with a Change in Control, the per Share exercise price of any Option cancelled pursuant to this Section 5(e) (as adjusted pursuant to Section 13 below) shall not be greater than the Fair Market Value of a Share on such date unless the terms of the cancellation of such Option are approved by the stockholders of the Company.  In addition, but subject to Section 4(c) above and to any stockholder approval requirement of Applicable Law, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option by providing each affected Participant with either cash or a new Award that has (i) a value equal to that of the vested portion of the Option being cancelled (with value being uniformly determined as of the buyout date in accordance with the methodology that the Company generally uses for financial accounting purposes for its Awards), (ii) vesting terms not less favorable to the Participant than the Option being cancelled, and (iii) any other terms and conditions that the Committee may set forth in the Award Agreement for the new Award.

6.

SARs.

(a)

Grants.  The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that –

(i)

the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of underlying Shares on the Grant Date;

(ii)

no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

(iii)

each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(d) relating to the effect of a termination of Participant’s Continuous Service and Section 5(e) relating to buyouts, in each case with “SAR” being substituted for “Option.”

(b)

Settlement.  Subject to Section 14 below, an SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Share as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement.

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Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement.

(c)

SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option.  An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above.

(d)

Effect on Available Shares.  At each time of a exercise of an SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan; provided that the number of Shares that are issued or delivered pursuant to the exercise of an SAR shall not exceed the number of Shares specified in the Award Agreement as being subject to the SAR Award.

7.

Restricted Shares, RSUs, and Unrestricted Share Awards.

(a)

Grant.  The Committee may grant Restricted Shared, RSUd, and Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.  The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award.   Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration.  In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)

Vesting and Forfeiture.  The Committee shall set forth in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable.  Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c)

Certificates for Restricted Shares.  Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d)

Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the

6

vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 10 below regarding Withholding Taxes.  No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

(e)

Dividends Payable on Vesting.  Except to the extent otherwise provided in the Award Agreement, whenever Shares are deliverable to a Participant or duly-authorized transferee pursuant to Section 7(d) above as a result of the vesting of a Restricted Share or RSU Award, the Participant or his or her duly authorized transferee shall also be entitled to receive, with respect to each Share then vesting, a number of Shares equal to the sum of –

(i)

any per-Share dividends which were declared and paid in Shares to the Company’s stockholders of record between the Grant Date and the date Shares are delivered to the Participant pursuant to the particular vesting event for the Award, and

(ii)

the Shares that the Participant could have purchased at their Fair Market Value on the payment date of any cash dividends if the Participant had received such cash dividends with respect to each Restricted Share, or Share subject to an RSU, between the Grant Date and the date Shares are delivered to the Participant pursuant to the particular vesting event for the Award.

(f)

Deferral Elections for RSUs.  To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of an RSU Award.  If the Participant makes this election: (i) the Company shall credit the Shares subject to the election, and any associated dividends and interest, to a DSU account established pursuant to Section 8 below on the date such Shares and any associated cash would otherwise have been delivered to the Participant pursuant to Sections 7(d) and 7(e) above, and (ii) any vesting that would have occurred (other than for death or Disability if provided pursuant to the Award Agreement) within the 12-month period following the date of the Participant’s election shall occur on the 12-month anniversary of such election.

8.

DSUs.

(a)

Elections to Defer.  The Committee may make DSU awards to any Eligible Persons pursuant to Award Agreements, regardless of whether or not there is a deferral of compensation, and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred.  These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred.  Unless the Company sends an Eligible Person a written notice rejecting an Election Form within five business days after the Company receives it, an Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election within 30 days after a Participant becomes first eligible to defer hereunder) after its delivery to the Company.  Notwithstanding the foregoing sentence, a Participant’s Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect.

(b)

Vesting.  Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c)

Issuances of Shares.  The Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to –

(i)

the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service, and

7

(ii)

the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of Shares or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (I) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (II) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d)

Dividends.  Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c) above, the Participant shall also be entitled to receive, with respect to each Share issued, a number of Shares determined in a manner consistent with Section 7(e) above (but by reference to the period from the Grant Date of the DSU to its settlement through the issuance of Shares to the Participant).

(e)

Emergency Withdrawals.  In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs.  The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant.  The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares.  The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution.  The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of distribution equal to any cash paid to the Participant pursuant to this Section.

(f)

Unsecured Rights to Deferred Compensation.  A Participant’s right to DSUs shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.  The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company.  Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

9.

Performance and Cash-Settled Awards.

(a)

Performance Awards.  Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash.  All Performance Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b)

Deferral Elections. At any time prior to the date that is both at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award.  If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

10.

Taxes; Withholding.  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes.  The Company’s obligation to deliver Shares (or to pay cash) to Participants

8

pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes.  Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes first from withholding the cash otherwise payable to the Participant pursuant to the Award, and then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (i) would otherwise have been delivered to the Participant pursuant to the Award, and (ii) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding).  The number of Shares so withheld and cancelled will be rounded up to the nearest whole Share sufficient to satisfy the Withholding Taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

11.

Non-Transferability of Awards.

(a)

General.  Except as set forth in this Section 11, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a death beneficiary by a Participant will not constitute a transfer.  An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 11.

(b)

Limited Transferability Rights.  Notwithstanding anything else in this Section 11, the Committee may in its discretion provide in an Award Agreement that an Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions.  Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c)

Death.  In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

12.

Modification of Awards and Substitution of Options.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised.  Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

13.

Change in Capital Structure; Change in Control; Etc.

(a)

Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan.

9

Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b)

Change in Control.  In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i)

arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii)

accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii)

arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee); or

(iv)

terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change in Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

(v)

make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 17(c) below.  Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months (or longer periods that the Committee approves) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and  become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(c)

Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution

(d)

Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

10

14.

Laws and Regulations.

(a)

General Rules.

  This Plan, the grant of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Laws.  In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b)

Black-out Periods.  Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of any Option or SAR shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the Option’s or SAR’s expiration date but only if within 30 days thereafter the Company makes a cash payment to each affected Participant in an amount equal to the value of the Option or SAR (as determined by the Committee) immediately before its expiration to the extent then vested and exercisable.

(c)

No Stockholder Rights.  Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law.  Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs.  No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

(d)

Local Law Adjustments and Sub-plans.  To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries.  The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

15.

Termination, Rescission and Recapture of Awards.

(a)

Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company.  If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company.  Accordingly, unless otherwise expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b)

A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or

11

material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c)

Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)

Upon exercise, payment, or delivery of cash or Shares pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e)

If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (x) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (y) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (z) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f)

Within ten days after receiving notice from the Company of any such activity described in Section 15(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Shares), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares.  Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery.  It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)

Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award.  Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b), (c), or (e) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under Applicable Law.

(h)

All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i)

If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall

12

automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.  Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable to any Participant from and after his or her termination of Continuous Service after a Change in Control.

16.

Recoupment of Awards.  Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a)

the granting, vesting, or payment of such Award(or portion thereof) was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b)

in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c)

a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee may, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

17.

Administration of the Plan.  The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter.  Notwithstanding anything to the contrary contained herein, administration of the Automatic Option Grant Program shall be self-executing and neither the Committee nor any other administrator of the Plan shall exercise any discretionary functions with respect to any oprion grants under that Program.  The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable.  In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a)

Committee Composition.  The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves.  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b)

Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)

to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii)

to determine, from time to time, the Fair Market Value of Shares;

(iii)

to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

13

(iv)

to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)

to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)

to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii)

in the event that the Company establishes, for itself or uses the services of a third party to establish an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(viii)

to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(c)

Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any other changes that would be allowed under the Plan for a new Award.  Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code), unless either (i) the Participant provides written consent, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

(d)

Action by Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e)

Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements.  The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.  The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive.   The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

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(f)

No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement.  The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan.  The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

18.

Governing Law.  The terms of this Plan shall be governed by the laws of the State of Delaware, within the United States of America, without regard to the State’s conflict of laws rules.

19.

Plan Termination or Amendment.

If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its effective date as determined under Section 1(a) above.  No Awards shall be made under the Plan after its termination.  The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 13 above) unless such change is authorized by the stockholders of the Company.  A termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.  Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

20.

Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

21.

Expenses.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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American Independence Corp.

2009 Stock Incentive Plan

___________________

Appendix I: Definitions

___________________

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Automatic Option Grant Program” means the program automatically granting stock options to non-employee Directors in effect under the Plan.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, or a Performance Award, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason, including different documents as may be appropriate or applicable for particular locations and countries.

 “Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.    The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means the occurrence of any one or more of the events set forth in the following paragraphs:

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(i)

a change in the ownership of 50% or more of the Company's outstanding common stock, within a twelve month period; or

(ii)

the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting stock or the other voting securities of such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed 'part of a purchasing group' for purposes of  the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 5% of the stock of the purchasing company or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee directors). The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred under subparagraphs (i), (ii), and (iii) above.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 17 above.  With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.  With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3.  Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board or its successor.

“Company” means American Independence Corp., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant.  Continuous Service shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between the Company and its Affiliates.  Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company.  The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant --

17

(i)

is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii)

is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Director” means a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the Plan.

“Eligible Person” means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Fair Market Value” as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market (collectively, the “Exchange”) on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is otherwise traded in the over-the-counter market, the mean between the representative bid and asked prices on the Determination Date; or (iii) if subsections (i) or (ii) do not apply, the fair market value established in good faith by the Board based on relevant facts and circumstances.

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practicable thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors, Consultants, or agents.

“Option” means a right granted under the Plan to purchase Shares, at a price determined in accordance with the Plan.

“Optionee” means a person to whom an Option is granted under the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

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“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this American Independence Corp. 2009 Stock Incentive Plan.

“Recapture” and “Rescission” have the meaning set forth in Section 15 of the Plan.

“Reimbursement” has the meaning set forth in Section 16 of the Plan.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

 “Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Unrestricted Shares” mean Shares awarded (without restrictions) pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

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American Independence Corp.

2009 Stock Incentive Plan

_______________________

Appendix II: U.S. Sub-Plan

_______________________

This Appendix II applies to any Awards that are made to Eligible Persons who are residents of the United States of America (“U.S.”) and who are or may become subject to U.S. tax (i.e. income tax and/or social security tax) as a result of Awards granted under the American Independence Corp. 2009 Stock Incentive Plan (the “Plan”).  Terms herein that begin with initial capital letters have the special definition set forth in the Plan.

This Appendix II shall be read in conjunction with the Plan and is subject to the terms and conditions of the Plan; provided that, to the extent that the terms and conditions of the Plan differ from or conflict with the terms of this Appendix II, the following terms of this Appendix II shall prevail:

A.

Additional or Modified Definitions.  Appendix I of the Plan shall be modified as follows:

“Code” means the Internal Revenue Code of 1986, as amended.

 “Committee” shall be modified to mean (i) with respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, a committee consisting of two or more Directors of the Company who are “outside directors” within the meaning of Code Section 162(m), and (ii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Incentive Stock Option” or “ISO” means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

B.

Eligibility.  Section 4(a) of the Plan shall be modified by inserting the following sentence at the end thereof:

Notwithstanding the foregoing, a Person shall not be an Eligible Person with respect to Options or SARs if they are classified as an Employee solely by an entity that is a “parent corporation” (within the meaning of Code Section 424) of the Company.

C.

Payment of Exercise Price.  In order to ensure compliance with the Sarbanes-Oxley Act of 2002, Section

20

5(b) of the Plan shall be modified by inserting the following sentence at the end thereof:

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

D.

Authorization for ISOs.  In order to permit the granting of ISOs, the Section 5 of Plan shall be modified by adding the following subsection (f) at the end thereof:

(a)

Special ISO Provisions.  The following provisions shall control any grants of Options that are denominated as ISOs.

(i)

Grants of ISOs.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code.  Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422.  In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Date of Grant and it shall be included in the applicable Award Agreement.

(ii)

Maximum Limit.  Subject to adjustment pursuant to Section 13 of the Plan, the number of Shares that are available for ISO Awards shall be determined, to the extent required under the Code, by reducing the number of Shares designated in Section 3 of the Plan by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.

(iii)

$100,000 Limit.  To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs.  For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date.  In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first.  In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)

Grants to 10% Holders.  In the case of an Incentive Stock Option granted to an Employee who is a Ten Percent Holder on the Date of Grant, the term of the Incentive Stock Option shall not exceed five years from the Date of Grant, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date.  In the event that Section 422 of the Code is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)

Substitution of Options.  Notwithstanding any other provisions of the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs under the plan of the acquired company provided (i) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (ii) the new ISO does not

21

give additional benefits to the Participant, including any extension of the exercise period.

(vi)

Notice of Disqualifying Dispositions.  By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (i) two years of the Grant Date, or (ii) one year after the exercise of the ISO being exercised.  Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

E.

SARs.  Section 6 of the Plan shall be modified through addition of the following sentence at the end of Section 6(d):

Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

F.

Restricted Shares or RSUs.  Section 7 of the Plan shall be modified by adding the following paragraph at its end:

(b)

Section 83(b) Elections.  A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares.  A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs.  The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award.  The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

G.

DSUs.  Section 8 of the Plan shall be modified as follows:

Section 8(a) shall be modified through addition of the following sentence at its end:

For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections pursuant to Section 8 (i) under written procedures, and using written election forms that satisfy the requirements of Code Section 409A, and (ii) shall only be made by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of the Code).

Section 8(e) of the Plan shall be modified through addition of the following at its end:

For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Section 409A of the Code, and the term “dependent” shall be interpreted in accordance with Section 152(a) of the Code.

Section 8 of the Plan shall be modified through addition of the following at its end:

(c)

Termination of Service.  For purposes of Section 8 of the Plan, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations §1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide

22

services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

H.

Performance Awards. Section 9 of the Plan shall be modified by adding the following paragraphs and by re-lettering Section 9(b) as Section 9(e):

(d)

Performance Compensation Awards.  Subject to the limitations set forth in Section 9 and in this Appendix II.H., the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of U.S. Code Section 162(m).  With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below).  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period.  As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

(e)

Limitations on Awards.  The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 60,000 Shares, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $1,500,000.

(f)

Definitions.

(i)

“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s).  Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)

“Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index):  basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units.  Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and

23

cumulative effects of changes in accounting principles.  Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)

“Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

I.

Taxes; Withholding.  In order to confirm with Code Section 409A, Section 10 of the Plan shall be modified by inserting the following at the end thereof:

To the extent that the committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the committee determines that any Award may be subject to Section 409A of the code and related  Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

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